THE ALLIANCE ASSET ALLOCATION FUNDS
                                   Alliance Conservative Investors Fund
                                   Alliance Growth Investors Fund (the "Funds")

Supplement dated April 2, 2001 to the Prospectus dated September 1, 2000 of the Alliance Asset Allocation Funds.

This Supplement supersedes certain information under the heading "Management of the Funds - Portfolio Manager." John Ricciardi has replaced Nicholas Carn as the Portfolio Manager of each of the Funds. Mr. Ricciardi, 49, is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance. He has been associated with ACMC since prior to 1996.

You should retain this Supplement with your Prospectus for future reference.